                                                               EXHIBIT 99(D)(14)


                      ASSIGNMENT AND ASSUMPTION OF CONTRACT

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT, dated as of the 1st day of April, 2001, between Citibank, N.A., a national banking association ("Assignor") and Citigroup Mutual Fund Management Inc., a Delaware corporation ("Assignee").

         WHEREAS Assignor is party to investment advisory and subadvisory agreements relating to the accounts listed on Annex A (the "Agreements") and wishes to assign such Agreements to the Assignee.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties hereto agree as follows:

         1.   Assignment. Assignor does hereby assign to Assignee all rights,
              ----------
interests and benefits of the Assignor thereunder.

         2.   Assumption. Assignee hereby accepts the foregoing assignment of
              ----------
each such Agreement and assumes and undertakes to discharge, perform and be liable for such obligations of Assignor under each such Agreement for the period beginning on the date hereof.

         3.   Consents. If the account party to which a particular Agreement
              --------
relates executes the acknowledgment on the signature page hereto, such acknowledgment shall release Assignor from any and all obligations under such Agreement for the period beginning on the date hereof.

         4.   Miscellaneous. This Assignment and Assumption may be executed in
              -------------
separate counterparts, each of which shall be deemed an original and all of which taken together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption as of the date first written above.

CITIGROUP MUTUAL FUND                                CITIBANK, N.A.
MANAGEMENT INC.


By:____________________                              By:____________________
Name:                                                Name:
Title:                                               Title:


Acknowledged and Agreed as of the date hereof:

CitiFunds Trust II, on behalf of
Smith Barney Diversified Large Cap Growth Fund
Smith Barney Small Cap Growth Opportunities Fund

By:__________________________
Name:
Title:

CitiFunds Trust II, on behalf of
Citi Cash Reserves
Citi US Treasury Reserves

By:__________________________
Name:
Title:

CitiFunds Fixed Income Trust, on behalf of
Citi Short-Term U.S. Government Income Fund

By:__________________________
Name:
Title:

Citifunds Premium Trust, on behalf of
Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

By:____________________________
Name:
Title:

CitiFunds Multi-State Tax Free Trust, on behalf of
Citi New York Tax Free Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves

By:____________________________
Name:
Title:

CitiFunds Institutional Trust, on behalf of Citi Institutional Liquid Reserves
Citi Institutional U.S. Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Cash Reserves

By:____________________________
Name:
Title:


CitiFunds Tax Free Income Trust, on behalf of
Citi New York Tax Free Income Fund
Citi National Tax Free Income Fund
Citi California Tax Free Income Fund

By:____________________________
Name:
Title:

CitiFunds Tax Free Reserves

By:_____________________________
Name:
Title:


CitiFunds International Trust, on behalf of Smith Barney International Large Cap Fund

By:_____________________________
Name:
Title:


Cash Reserves Portfolio

By:_____________________________
Name:
Title:


Tax Free Reserves Portfolio

By:_____________________________
Name:
Title:


U.S. Treasury Reserves Portfolio

By:_____________________________
Name:
Title:


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The Premium Portfolios, on behalf of
  Government Income Portfolio
  International Equity Portfolio
  Large Cap Growth Portfolio
  Small Cap Growth Portfolio


By:_____________________________
Name:
Title:


Variable Annuity Portfolios, on behalf of CitiSelect VIP Folio 200
  CitiSelect VIP Folio 300
  CitiSelect VIP Folio 400
  CitiSelect VIP Folio 500
  CitiFunds Small Cap Growth VIP Portfolio


By:_____________________________
Name:
Title:


VAP Master Portfolios, on behalf of
VAP Large Cap Growth Portfolio
VAP Large Cap Value Portfolio
VAP Small Cap Growth Portfolio
VAP Small Cap Value Portfolio
VAP U.S. Fixed Income Portfolio
VAP Foreign Bond Portfolio
VAP International Equity Portfolio
VAP High Yield Portfolio


By:_____________________________
Name:
Title:

Smith Barney Sector Series, Inc., on behalf of
  Financial Services Fund
  Health Sciences Fund
  Technology Fund


By:_____________________________
Name:
Title:


Salomon Brothers Series Funds, Inc., on behalf of
  International Equity Fund
  Large Cap Growth Fund


By:_____________________________
Name:
Title:



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                                     Annex A
                                     -------

                                  List of Funds
                                  -------------

CitiFunds Trust II
- Smith Barney Diversified Large Cap Growth Fund
- Smith Barney Small Cap Growth Opportunities Fund

CitiFunds Trust II
- Citi Cash Reserves
- Citi US Treasury Reserves

CitiFunds Fixed Income Trust
- Citi Short-Term U.S. Government Income Fund

Citifunds Premium Trust
- Citi Premium Liquid Reserves
- Citi Premium U.S. Treasury Reserves

CitiFunds Multi-State Tax Free Trust
- Citi New York Tax Free Reserves
- Citi California Tax Free Reserves
- Citi Connecticut Tax Free Reserves

CitiFunds Institutional Trust
- Citi Institutional Liquid Reserves
- Citi Institutional U.S. Treasury Reserves
- Citi Institutional Tax Free Reserves
- Citi Institutional Cash Reserves

CitiFunds Tax Free Income Trust
- Citi New York Tax Free Income Fund
- Citi National Tax Free Income Fund
- Citi California Tax Free Income Fund

CitiFunds Tax Free Reserves

CitiFunds International Trust
- Smith Barney International Large Cap Fund

Cash Reserves Portfolio

Tax Free Reserves Portfolio

U.S. Treasury Reserves Portfolio

The Premium Portfolios
- Government Income Portfolio
- International Equity Portfolio
- Large Cap Growth Portfolio
- Small Cap Growth Portfolio

Variable Annuity Portfolios
- CitiSelect VIP Folio 200
- CitiSelect VIP Folio 300
- CitiSelect VIP Folio 400
- CitiSelect VIP Folio 500
- CitiFunds Small Cap Growth VIP Portfolio

VAP Master Portfolios
- VAP Large Cap Growth Portfolio
- VAP Large Cap Value Portfolio
- VAP Small Cap Growth Portfolio
- VAP Small Cap Value Portfolio
- VAP U.S. Fixed Income Portfolio
- VAP Foreign Bond Portfolio
- VAP International Equity Portfolio
- VAP High Yield Portfolio

Smith Barney Sector Series, Inc.
- Financial Services Fund
- Health Sciences Fund
- Technology Fund

Salomon Brothers Series Funds, Inc.
- International Equity Fund
- Large Cap Growth Fund